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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 8, 1999



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                  0-1979                 84-11698358
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


                1675 BROADWAY, SUITE 2150, DENVER, COLORADO 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555
                                                           --------------


                        MARCUM NATURAL GAS SERVICES, INC.
                        ---------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

        On June 8, 1999, Marcum Natural Gas Services, Inc., a Delaware corporation, filed a Certificate of Amendment of its Restated Certificate of Incorporation, as amended, changing its name to "Metretek Technologies, Inc." A copy of the Certificate of Amendment is attached as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (C)    EXHIBITS

             3.1 Certificate of Amendment of the Restated Certificate of Incorporation, as amended, of Marcum Natural Gas Services, Inc.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      METRETEK TECHNOLOGIES, INC.

                                      By:  /s/ W. Phillip Marcum
                                         ---------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer

Dated:  June 8, 1999

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                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                               DATED JUNE 8, 1999

                                  EXHIBIT INDEX
                                  -------------


        EXHIBIT NO.           DESCRIPTION
        -----------           -----------

            3.1 Certificate of Amendment of the Restated Certificate of Incorporation, as amended, of Marcum Natural Gas Services, Inc.

                                       4